Exhibit 99.1

FHLB Boston Update Michael A. Jessee President and CEO Frank Nitkiewicz Executive Vice President and CFO

Forward-Looking Statements This presentation describes anticipated developments, projections, estimates, or future predictions of the Bank. These statements may use forward-looking terminology, such as “anticipates,” “believes,” “could,” “estimates,” “may,” “should,” “will,” or their negatives or variations on these terms. The Bank cautions that, by their nature, forward-looking statements are subject to a number of risks and uncertainties, and that actual results could differ materially from those expressed or implied in these forward-looking statements. As a result, you are cautioned not to place undue reliance on such statements.

Today’s topics Recent external events affecting the FHLBanks Credit crisis, government actions, additional challenges FHLBank System developments Update on FHLB Boston and member issues 2008 financial summary and performance trends, OTTI treatment, capital stock considerations, outlook A time of transition

Summary FHLB Boston’s $73.2 million loss in 2008 – primarily because of a $339.1 million OTTI charge related to private-label MBS – is an accounting loss driven by current accounting standards Bank has intent and ability to hold securities until maturity; all rated triple-A when purchased Estimated economic loss of ~$40 million Expect to recover substantial portion of loss relatively quickly (~3 to 5 years) Core operating income before assessments and excluding OTTI is stable $266 million in 2008 vs. $270 million in 2007 Bank meets all regulatory capital requirements We continue to provide members liquidity to meet their needs We’re maintaining course to preserve capital Dividends unlikely in 2009, suspension of excess stock repurchase, focus on building retained earnings We’ve weathered other storms and are here for the long term

Credit crisis and the role of FHLBanks FHLBanks still doing what designed to do for over 75 years: supply members with stable, reliable liquidity in all environments Beginning Q3 2007, System’s advances grew to unprecedented levels as capital markets froze up Access to global debt markets allows us to issue low-cost debt, pass on highly competitive advance terms to our members Cooperative business model allows FHLB Boston to grow with advances demand Stock-purchase requirements enable FHLB Boston to meet members’ credit needs with sufficient capital Director Lockhart: “The Federal Home Loan Banks have performed remarkably well over the last year as they have a different business model than Fannie Mae and Freddie Mac.” 9-7-08

Source: Bloomberg Liquidity, liquidity, liquidity Three-Month LIBOR Less Federal Funds -2.00 -1.00 0.00 1.00 2.00 3.00 4.00 5.00 Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07 Jul-07 Sep-07 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Spread (percent)

FHLBBoston

FHLBank System and FHLB Boston advances


FHLBank System Advances
(in billions)
$580
$616
$615
$620
$615
$638
$644
$641
$624
$640
$824
$875
$913
$914
$1.T
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q 08


FHLB Boston Advances
(in billions)
$31
$28
$33
$38
$41
$41
$38
$37
$38
$39
$56
$56
$59
$63
$64
$57
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08

Federal Home Loan Bank of Boston 6

Government actions present challenges, unintended consequences to FHLBanks Fannie/Freddie conservatorship perversely created perception that FHLBank debt is less secure Including FHLBanks in GSE Credit Facility has not improved our debt spreads TARP changes from asset purchases to injections of capital drove down the market value of several asset classes, including private-label MBS Exacerbated OTTI losses May revert to original intention Lehman Brothers bankruptcy caused Q3 losses at several FHLBanks FDIC Temporary Liquidity Guarantee puts affected bank debt in a higher credit standing than GSE debt Global investor interest in longer-term debt dropped in second half of 2008

Additional challenges for the FHLBanks FDIC add-on assessment charges for institutions with “secured liabilities” in excess of 25% of domestic deposits imposes penalty on members who use advances Increased access to the Fed Discount Window resulted in high-volume borrowing and, temporary or not, competition to FHLBanks FHLBanks facing a period of regulatory change New agency; likely new director will be appointed Guidance on increasing daily liquidity Review of retained earnings position Interim final capital regulation – classifications and critical levels

FHLBank System developments Ten FHLBanks filed 2008 earnings releases Five FHLBanks reported losses totaling $654 million for the quarter ended December 31, 2008 Five FHLBanks reported $1.5 billion OTTI accounting loss, $171 million estimated economic loss for 2008 Six FHLBanks declared moratorium on excess stock repurchases Six FHLBanks announced there would be no dividend, or significantly reduced dividends, based on Q4 2008 performance Despite these recent events, FHLBanks continue to provide massive liquidity to their membership

FHLB Boston 2008 Financial Summary 2008 net loss of $73.2 million vs. 2007 net income of $198.2 million Driven by $339.1 million OTTI charge taken in Q4 2008 on MBS with par balance of $652.9 million Net Interest Income increased $20.2 million to $332.7 million on higher average balances despite lower interest rates However, low rates, decline in advances balances, and cost of maintaining liquidity reduced NII in Q4 2008 Total assets at 12/31/08: $80.4 billion, up $2.2 billion for the year Advances increased $1.2 billion to $56.9 billion Decreased $6.9 billion from 9/30/08 Cash and short-term investments up $0.1 billion to $8.9 billion Long-term investments up $0.9 billion to $10.0 billion MPF® mortgage loans up $0.1 billion to $4.2 billion Capital increased $85.4 million to $3.5 billion as of 12/31/08 Retained earnings declined $202 million to $23 million Comply with all minimum capital requirements

Asset Trends $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 Q1:2006 Q3:2006 Q1:2007 Q3:2007 Q1:2008 Q3:2008 Other MPF Investments Advances

Financial Performance Trends ($millions) ($250) ($200) ($150) ($100) ($50) $0 $50 $100 Q1-2006 Q3-2006 Q1-2007 Q3-2007 Q1-2008 Q3-2008 Net Income Net Income

Factors Affecting Q4 2008 Performance: Volumes and Rates Drop in Advances in Q4 2008 Marks a partial return to more normal historical trends Reflects easing of Bank credit markets Certain members utilizing other government-sponsored funding mechanisms (TAF, TLGP) Drop in interest rates Fed ease to 0 – 25 basis points reduced earnings on liquidity investments Increased liquidity needs compressed net interest margin 0.00 1.00 2.00 3.00 4.00 6/30 7/14 7/28 8/11 8/25 9/8 9/22 10/6 10/20 11/3 11/17 12/1 12/15 12/30 Fed Effective

Factors Affecting Q4 2008 Performance: Funding Spreads FHLB Global Bond Secondary Market Spreads to Treasury Yields 0 25 50 75 100 125 150 175 200 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Basis Points FHLB 2 Year FHLB 3 Year FHLB 5 Year FHLB 10 Year

Factors Affecting Q4 2008 Performance: Other-Than-Temporary Impairment of MBS Security is considered OTTI if probable that full investment will not be recovered $653 million of private-label residential MBS were OTTI at 12/31/08 Overall private-label residential MBS = $4 billion Our tranches are generally senior to other tranches, which absorb losses before our securities Other protections include over-collateralization, excess spread Write-down of $339 million based on prices at 12/31/08 Estimated lifetime P&I shortfall (i.e., “economic loss”) ~$40 million OTTI was based on sharp downturn in loan performance relative to prior expectations for affected securities Defaults  Loss severities  Voluntary prepayments

Economic vs. Accounting Losses GAAP requires securities considered OTTI to be written down to fair value Not a “cash” loss All of our securities are still paying in accordance with contracts; no principal losses incurred to date Inconsistent with loan-loss accounting, which uses management estimates of credit losses Market remains highly illiquid Many sales are distressed (e.g., forced liquidations) Continued uncertainty about government purchase programs Erosion of capital has taken out potential buyers Market yields exceed 20% for many securities; bid-offer 5+ points Result: Market values are punitive relative to expected cash-flow shortfalls, even under stress scenarios

Selected Private-Label Residential MBS Price Trends 0 20 40 60 80 100 120 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Date Price (par = 100) 'Alt-A' 'Prime' 'Subprime'

Convergence of Market Loss to Economic Loss Example shows how market-value loss converges to economic loss Caveat: both fair-value and economic-loss estimates change over time and economic-loss estimates may be revised Bank’s current expectation is that much of current market-value losses will be recovered over maturity of bonds via accretion of discount until final principal write-off Expect that in most cases, 15% – 20% of write-downs are accreted into income in first year after write-down Book Price at Impairment: $32 Ultimate Recovery: $92 0% 20% 40% 60% 80% 100% 1 6 11 16 21 26 31 36 41 46 51 56 61 66 71 76 81 86 91 96 101 106 111 116 121 126 131 136 141 146 151 Month

FASB guidance on MBS impairment Recent FASB pronouncements open door to more subjectivity and management judgment in determining whether OTTI occurred and what fair value is SFAS 115: allows for management’s judgment in assessing probability that an investor will be unable to collect all contractual cash flows EITF 99-20: recently amended by FSP EITF 99-20-1, permits management’s judgment in assessing OTTI, same as the SFAS 115 OTTI model FSP FAS 157-3: allows mark-to-model approach when market is inactive or dysfunctional, but cannot ignore a distressed market These constitute relatively minor changes to the OTTI assessment process, and broad changes to OTTI accounting are still needed (e.g., ABA and FHLB presidents’ letters recommending FASB modify SFAS 115 to be consistent with the IASB: write-downs only on economic losses)

FHLBank capital stock considerations Announced losses at several FHLBanks have raised questions about impairment of FHLBank stock Each member's management is responsible for determining its accounting for FHLBank stock Judgment considerations include an FHLBank’s long-term performance and overall membership benefits, including access to liquidity; recoverability of par value of shares; severity and duration of declines of market value of net assets relative to capital stock; impact of legislative and regulatory changes on an FHLBank and its members; and liquidity and funding positions A white paper from the ABA was recently published and is available upon request from your relationship manager

FHLB Boston Expect to file 10-K later this month New product: MPF XtraTM U.S. Treasury purchases of GSE MBS have made standard MPF program prices uncompetitive Under MPF Xtra, loans will be sold directly through FHLB Chicago to third-party investor, who takes on credit and interest-rate risks MPF Xtra eliminates activity-based capital stock, credit enhancement-related risk-based capital, and collateral requirements FHLB bond spreads and access to capital markets improving Provision of advances, in various product types and at reasonable prices, continues

Personal outlook for 2009 Expect to provide continued access to advances Unlikely dividend payouts during this period of duress and retained earnings growth While up to each member institution to make final determination, member capital stock will not likely need to be written down Capital calls on members will not likely be necessary FHLB Boston will not likely need capital injections from TARP funds Director Lockhart on FHLBank conservatorship: “From my viewpoint, I don’t see what purpose it would serve at this point. They are continuing to be able to fund themselves as a system.” IDD Magazine, 1/26/09

A time of transition Changing of the guard New administration turns attention to unprecedented economic crisis New Director of FHFA likely to be appointed, followed by new regulations and possible new direction for GSEs In Boston, new board chair and, after April, new president In spite of many changes, FHLB Boston’s core business of providing liquidity in the form of advances remains top priority FHLBank cooperative business model has proven to be durable and viable Remain confident that FHLB Boston has sufficient capital to weather this short-term turbulence and supply you liquidity in all environments, and the long-term outlook is very positive for the FHLBanks